Nasdaq: CSTR Investor Presentation July/August 2017 Claire W. Tucker, President and Chief Executive Officer Rob Anderson, Chief Financial Officer and Chief Administrative Officer Exhibit 99.1

Terminology The terms “we,” “our,” “us,” “the Company,” “CSTR” and “CapStar” that appear in this presentation refer to CapStar Financial Holdings, Inc. and its wholly-owned subsidiary, CapStar Bank. The terms “CapStar Bank,” “the bank” and “our bank” that appear in this presentation refer CapStar Bank. Contents of Presentation Except as is otherwise expressly stated in this presentation, the contents of this presentation are presented as of the date on the front cover of this presentation. Market Data Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. CSTR did not commission the preparation of any of the sources or publications referred to in this presentation. CSTR has not independently verified the data obtained from these sources, and, although CSTR believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Non-GAAP Disclaimer This presentation includes the following financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”): pre-tax, pre-provision net income, pre-tax, pre-provision return on average assets, tangible equity, tangible common equity, tangible assets, return on average tangible equity, return on average tangible common equity, book value per share (as adjusted), tangible book value per share (as reported and as adjusted), tangible equity to tangible assets and adjusted shares outstanding at end of period. CSTR non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to its financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting the Company’s business, and (iii) allow investors to evaluate the Company’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CSTR acknowledges that its non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. See the Appendix to this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclaimer

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and our financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire”, “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “ roadmap,” “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: Economic conditions (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation) that impact the financial services industry as a whole and/or our business; the concentration of our business in the Nashville metropolitan statistical area (“MSA”) and the effect of changes in the economic, political and environmental conditions on this market; increased competition in the financial services industry, locally, regionally or nationally, which may adversely affect pricing and the other terms offered to our clients; our dependence on our management team and board of directors and changes in our management and board composition; our reputation in the community; our ability to execute our strategy and to achieve our loan ROAA and efficiency ratio goals, hire seasoned bankers, loan and deposit growth through organic growth and strategic acquisitions; credit risks related to the size of our borrowers and our ability to adequately identify, assess and limit our credit risk; our concentration of large loans to a small number of borrowers; the significant portion of our loan portfolio that originated during the past two years and therefore may less reliably predict future collectability than older loans; the adequacy of reserves (including our allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserve; non-performing loans and leases; non-performing assets; charge-offs, non-accruals, troubled debt restructurings, impairments and other credit-related issues; adverse trends in the healthcare service industry, which is an integral component of our market’s economy; our management of risks inherent in our commercial real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; governmental legislation and regulation, including changes in the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act of 2010, as amended, Basel guidelines, capital requirements, accounting regulation or standards and other applicable laws and regulations; the loss of large depositor relationships, which could force us to fund our business through more expensive and less stable sources; operational and liquidity risks associated with our business, including liquidity risks inherent in correspondent banking; volatility in interest rates and our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to our earnings from a change in interest rates; the potential for our bank’s regulatory lending limits and other factors related to our size to restrict our growth and prevent us from effectively implementing our business strategy; strategic acquisitions we may undertake to achieve our goals; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; fluctuations in the fair value of our investment securities that are beyond our control; deterioration in the fiscal position of the U.S. government and downgrades in Treasury and federal agency securities; potential exposure to fraud, negligence, computer theft and cyber-crime; the adequacy of our risk management framework; our dependence on our information technology and telecommunications systems and the potential for any systems failures or interruptions; our dependence upon outside third parties for the processing and handling of our records and data; our ability to adapt to technological change; the financial soundness of other financial institutions; our exposure to environmental liability risk associated with our lending activities; our engagement in derivative transactions; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the susceptibility of our market to natural disasters and acts of God; and the effectiveness of our internal controls over financial reporting and our ability to remediate any future material weakness in our internal controls over financial reporting. The foregoing factors should not be construed as exhaustive and should be read in conjunction with those factors that are detailed from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Safe Harbor Statements

Overview of CapStar Financial Holdings, Inc. Chartered in 2008 and led by an experienced management team with strong ties to the local community Growth since inception organically and through acquisitions Client-centric mentality committed to serving local small and medium sized businesses and high net worth individuals in the Middle Tennessee market Tailored client solutions by remaining nimble in our footprint Focused on Soundness, Profitability, and Growth We have inside ownership of 25.3% and institutional ownership of 26.5% and are focused on creating Shareholder value Dollars in millions Data as of or for the three months ended 6/30/17 Note: loan data inclusive of loans held for sale Excludes Farmington mortgage origination offices * Reconciliation provided in non-GAAP tables Brentwood Nashville Hendersonville Retail Locations(1) (5)               Balance Sheet (EOP Q2-2017)         Total Assets $ 1,372       Total Loans 1,070       Deposits 1,121       Tangible Equity* 132                           Growth Since 2011         Asset CAGR 12.7 %       Loan CAGR 18.0 %       Deposit CAGR 11.3 %                           Profitability (YTD Q2-2017)         ROAA -0.44 %       PTPP ROAA* 1.29 %                           Capital (EOP Q2-2017)         Tang. Equity / Assets* 9.65 %       Tier 1 Leverage Ratio 9.77 %                           Asset Quality (EOP Q2-2017)         NPAs / Loans + OREO 0.32 %       NCOs / Avg Loans (YTD) 2.47 %       Reserves / Loans 1.25%

Our Growth has Predominantly Been Organic Dollars in millions Data as of 12/31 for each respective year through 2016; 2017 data as of 6/30/17 Note: loans inclusive of loans held for sale July 2008 CapStar Bank opened for business July 2012 Acquires American Security Bank & Trust February 2014 Acquires assets from Farmington Financial Group and enters mortgage lending business 2016 Holding company formed and IPO

Nashville Deposit Market Share Dollars in millions Source: SNL Financial Deposit market share and deposit data as of 6/30 for each respective year; pro forma for announced transactions 2016 - Top 15 Nashville, TN MSA Deposit Market Share CapStar MSA Deposit Market Share 2.2% Rank: 11 CapStar: 24.6% Deposit CAGR Nashville MSA: 4.2% Deposit CAGR

Franchise Highlights Management Team with experience operating larger banking institutions with close, long standing relationships in Middle Tennessee Opportunities for continued Market Share Takeaway in a high growth, metro market Demonstrated ability to Grow Earnings Demonstrated ability to effectively Integrate Acquisitions Management and Board Interests Aligned with investors to drive shareholder returns

Experienced bankers with extensive industry knowledge Product expertise in a range of business sectors Strong credit quality Tailored client solutions Funding focus on core deposits Organic and acquisitive growth Our Culture

Joined CapStar in March of 2016 Over 31 years of banking experience, rising to Executive Vice President and Senior Credit Officer for First American’s West Tennessee Region Subsequently, served in various Chief Credit Officer roles at banks in the Midwest and notably at FSG bank in Chattanooga, Tennessee Experienced Management Team Source: SNL Financial, Company website Claire W. Tucker President and Chief Executive Officer CapStar Financial Holdings, Inc. Dan W. Hogan Chief Executive Officer CapStar Bank Rob Anderson Chief Financial Officer Chief Administrative Officer CapStar Financial Holdings, Inc. & CapStar Bank Christopher Tietz Chief Credit Officer CapStar Bank Played an instrumental role in founding CapStar Over 40 years of banking experience, including former Senior Executive Vice President in charge of commercial banking for AmSouth Bancorporation Appointed by the Federal Reserve Bank for the Sixth District to serve as representative to the community depository institutions advisory council Served as Chief Operating Officer prior to becoming Chief Executive Officer of the Bank 30-year banking veteran in Tennessee Served as Regional President and Affiliate Chairman for Fifth Third Bank Began career in 1985 with National Bank of Commerce in Memphis, TN Brings more than two decades of leadership experience in the financial sector Held multiple finance roles at Bank of America Corporation, including serving as CFO of the Business Banking segment CFO for Capital One’s Commercial Bank Mr. Anderson is a CPA (inactive)

Our Board of Directors Claire W. Tucker President and Chief Executive Officer Played an instrumental role in founding CapStar Started her banking career in 1975 at First American National Bank Dennis C. Bottorff Chairman of the Board Nearly five decades of banking experience and has served in leadership roles at numerous banks including CEO of First American National Bank and Chairman at AmSouth Bancorporation Dale W. Polley Vice Chairman of the Board Former vice chairman of First American Corporation and First American National Bank Serves as a director of HealthStream, Inc.; former director of O’Charley’s Inc. and the Nashville Branch of the Federal Reserve Thomas Flynn Julie D. Frist Vice Chairman of the Board Former employee of Goldman Sachs and the private equity firm Bruckmann, Rosser, Sherrill & Co. Graduate of Yale University and Harvard Business School Louis A. Green III General Partner of Green & Little, L.P., a real estate investment company in Gallatin, Tennessee Attended the University of Tennessee; CapStar Advisory Board Chair for Sumner County L. Earl Bentz President and CEO of Triton Boats Attended Clemson University and Vanderbilt University Stephen B. Smith Chairman of the board of Haury & Smith Contractors Attended Middle Tennessee State University, where he was an accomplished baseball player Richard E. Thornburgh Vice Chairman of Corsair Capital LLC Graduate of the University of Cincinnati and earned an MBA from Harvard Business School James S. Turner, Jr. Managing director of Marketstreet Enterprises and previously served as director of development Graduate of Vanderbilt University and Vanderbilt Law School Toby S. Wilt Expertise in finance, compensation, asset policy, audit and marketing and a CPA (non-practicing) Graduate of Vanderbilt University Director of Flynn Enterprises, LLC; member of the Kentucky Bar Association Earned degrees from Vanderbilt University and Vanderbilt Law School

8th largest Southeast metropolitan area with a population exceeding 1.8 million as of January 2016 Population grew approximately 40% from 2000 through 2015 Nashville MSA ranked 4th in “The Best Big Cities for Jobs 2016” 10th on Forbes’ list of best places for business and careers (2014) Ranked 3rd highest city in the United States for gross metropolitan product (2014) (1) Attractive Market of Operation: Nashville MSA Sources: US Census Bureau, Nashville Chamber of Commerce, Forbes, Fortune, The Tennessean, United States Conference of Mayors (1)Gross Metropolitan Product measures the value of all goods and services produced within the area “The new ‘it’ City” - New York Times (2013) “Nowville” - GQ Magazine (2012) “The South’s Red-Hot Town” - Time Magazine (2014) Nashville Highlights Notable Companies Operating In and Around Nashville

The population of the Nashville region is expected to grow to approximately 2.6 million by 2035 Nashville: One of the Southeast’s Fastest Growing Markets Source: SNL Financial; www.nashvillempo.org Includes all MSAs located in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA, and WV with 2017 population greater than 750,000 2017 - 2021 Projected Population Growth (%) 2017 - 2021 Projected Household Income Growth (%)

From June 2015 to June 2016, Nashville had the fifth highest job growth rate among Southeast metro areas with greater than one million residents at 3.1% 50% of the U.S. population lives within 650 miles of Nashville Nashville is home to a diverse set of industries and had an unemployment rate of 2.3% as of May 2017, below the national average of 4.1% Nashville: Regional, National, and Global Business Hub Source: Bureau of Labor Statistics as of 12/31/16; SNL, Nashville Area Chamber of Commerce Nashville Area Employment by Sector Unemployment Rate (%)

Potential Future Nashville Opportunities Current Branch Footprint Potential Future Opportunities (1) Source: SNL Financial (1)Includes all banks and thrifts with total assets between $100 million and $1.0 billion headquartered within a 50 mile radius of Nashville, TN CapStar There are 27 banks with assets of $100 million - $1 billion within a 50 mile radius of Nashville, Tennessee. This provides opportunities for new Correspondent customers and M&A.

Summary Financials 2Q17 CapStar continues to experience balance sheet growth over the prior year. Pre-tax, Pre-Provision income increased 31% over the prior year. *Reconciliation provided in non-GAAP tables Relationship driven products Positive earnings growth Operating Leverage of 2.5x   Three Months Ended June 30,   Six Months Ended June 30, $ in millions 2017 2016 % Change 2017 2016 % Change Balance Sheet (Period Averages)         Loans (Excl HFS) $ 1,029 $ 874 18%   $ 1,002 $ 848 18% Deposits 1,112 1,093 2%   1,128 1,060 6% Total Transaction Deposits (DDA + Now) 532 467 14%   536 430 25% Total Assets 1,393 1,247 12%   1,367 1,214 13%                 Income Statement         Net Interest Income $ 10.6 $ 9.2 15%   $ 20.5 $ 18.2 13% Non Interest Income 2.7 2.6 4%   4.8 4.9 -3% Total Revenue 13.2 11.8 12%   25.3 23.1 10% Provision for Loan Losses 9.7 0.2 5199%   13.1 1.1 1069% Non Interest Expense 8.2 8.0 3%   16.6 16.0 4% Income before Income Taxes (4.7) 3.6 -228%   (4.4) 6.0 -173% Income Tax Expense (1.3) 1.2 -215%   (1.4) 2.0 -170% Net Income (3.3) 2.5 -235%   (3.0) 4.1 -174%                 Pre-tax Pre-Provision Income* 5.0 3.8 31%   8.7 7.1 22%

Our profitability roadmap is dependent on expanding existing relationships and acquiring new relationships. With loans typically leading the relationship, a full relationship typically consists of the following: Operating account (DDA or NOW) Treasury Management Loan We continue to build share of wallet with current customer base. We continue to build full relationships 14% Growth 18% Growth 13% Growth

Loan Growth 18% Growth         % Change Vs.     % Change Vs. $ in millions   Q2-17 Q1-17* Q2-16   Q2-17 Q1-17* Q2-16 Balance Sheet End of Period Balances   Quarter Average Balances C&I - Healthcare $ 177 -30% 0%   $ 193 4% 7% C&I - All Other 230 1% 8%   231 27% 10% Commercial and Industrial 407 -14% 5%   424 16% 8% Commercial Real Estate 386 28% 40%   395 98% 45% Consumer Real Estate 100 -1% 10%   101 18% 15% Construction & Land Development 62 -64% -2%   61 -149% 4% Consumer 4 -36% -45%   4 -53% -43% Other 39 -47% -37%   44 -59% -23% Total $ 997 -3% 12%   $ 1,029 22% 18% Tri-Net Funding - LHFS 43 N/A N/A   6 N/A N/A Residential Mortgage - LHFS 31 -55% -46%   29 10% -33% Total Loans (Including Loans HFS) $ 1,070 12% 13%   $ 1,064 24% 16% * Annualized % Change from Q1-17 to Q2-17

Loan Yields The average loan yield on new loan production was 4.47% for the quarter and above the portfolio average of 4.29%. Variable loans are repricing as expected and improved the loan yield 9 bps. Loan fees declined largely due to a large one-time prepayment penalty fee in Q1. Loan Yield Rollforward 1Q17 (Avg) 4.24% New Loan Production 0.01% Repricing of Remaining Portfolio 0.09% Loans Paid Off 0.01% Decrease in Loan Fees (one time prepayment penalty fee in Q1) -0.06% 2Q17 (Avg) 4.29%

Deposit Growth and Costs * * Annualized % Change from Q1-17 to Q2-17 Fed Funds 0.50% Fed Funds 0.75% Fed Funds 1.00% With the last four rate increases (+100 bps), we have held our deposit costs to a 16% beta (0.54%-0.70% with a 100 bps increase in Fed Funds) 50% of our deposit book is in some form of checking account (DDA & NOW). We are gaining “primary bank” status with our clients.         % Change Vs.     % Change Vs. $ in millions   Q2-17 Q1-17* Q2-16   Q2-17 Q1-17* Q2-16 Balance Sheet End of Period Balances   Quarter Average Balances Non-Interest Bearing $ 231 14% 19%   $ 229 36% 24% Interest Checking (NOW) 321 -17% 2%   303 -34% 7% Savings & Money Market 376 -43% -15%   380 -50% -15% Time Deposit's under $100K 39 -11% -13%   40 -10% -12% Time Deposit's over $100K 154 46% 3%   161 104% 17% Deposits $1,121 -13% -2%   $1,112 -11% 2%

December 31, 2011 Deposit Composition Deposit Composition June 30, 2017 Deposit Composition Since 2011, demand deposits and NOW accounts have grown from 13% of the total deposit portfolio to 49%

Net Interest Margin Our net interest margin was impacted by yields on new production, runoff and loan fees (prepayment penalty in 1Q17). We continue to improve our balance sheet mix and loan/deposit ratio. Increased loan/deposit ratio with seasonally lower correspondent balances offset with borrowings. Net Interest Margin     1Q17 (Avg) 3.12% Loan Volumes/Repricing 0.14% Decrease in Loan Fees (one time prepayment penalty fee in Q1) -0.04% Liabilities Mix (Deposits/Borrowings) -0.05% Investment/Cash Mix -0.02% 2Q17 (Avg) 3.15%

Non-Interest Income 2011 Non-Interest Income Composition Q2-2017 Non-Interest Income Composition Since 2011, we have expanded our fee income sources with the addition of Mortgage, Wealth, Tri-Net and BOLI Data as of or for the twelve months ended 12/31/11 and as of 6/30/17 NIR/Avg Assets = 0.14% NIR/Avg Assets = 0.77%

Service charges have steadily increased as we gain share of wallet with our client base. Loan fees are in line with expectations and higher than 2Q16. Mortgage fees increased with production vs. last quarter. TriNet business gaining traction and execution.   Three Months Ended (Dollars in thousands) June 30, March 31, December 31, September 30, June 30, 2017 2017 2016 2016 2016 Non Interest Income           Service Charges on Deposit Accounts $ 342 $ 329 $ 303 $ 277 $ 303 Loan Commitment Fees 187 236 217 329 143 Mortgage Fees 1,370 1,216 2,033 2,339 1,655 Wealth Management 56 42 30 25 27 BOLI 145 144 150 151 150 Tri-Net Fees 297 84 125 - - Other 269 83 95 70 290 Total Non Interest Income $ 2,666 $ 2,134 $ 2,954 $ 3,191 $ 2,568 Average Assets $ 1,393,331 $ 1,340,237 $ 1,324,620 $ 1,296,871 $ 1,247,077 Non Interest Income / Average Assets 0.77% 0.65% 0.89% 0.98% 0.83%             Eric – create separate line for Tri-Net fees – put remaining in “other” Non-Interest Income

Non-Interest Expense Overall expense base of $8.2MM, slightly lower than previous quarter. Efficiency ratio improved due to increased revenues and slightly lower expenses. Other non-interest expenses increased due to special asset expenses related to the charge-off.   Three Months Ended (Dollars in thousands) June 30, March 31, December 31, September 30, June 30, 2017 2017 2016 2016 2016 Non Interest Expense           Salaries and Employee Benefits $ 4,784 $ 5,086 $ 5,185 $ 5,119 $ 4,938 Data Processing & Software 711 621 542 627 635 Professional Fees 350 365 406 391 426 Occupancy 539 449 366 352 371 Equipment 544 496 443 458 436 Regulatory Fees 301 307 348 250 265 Advertising & Marketing 94 143 88 56 84 Mortgage Earnout – Contingent Liability (37) 50 774 661 123 Other 932 859 489 612 672 Total Non Interest Expense $ 8,217 $ 8,375 $ 8,642 $ 8,527 $ 7,951 Efficiency Ratio 62.1% 69.4% 65.8% 64.0% 67.6% Average Assets $ 1,393,331 $ 1,340,237 $ 1,324,620 $ 1,296,871 $ 1,247,077 Non Interest Expense / Average Assets 2.37% 2.53% 2.60% 2.62% 2.56%

Credit Quality Maintain strong reserve levels Non-performing loans are at their lowest level in two years.

Capital ratios are above regulatory guidelines. Capital *Reconciliation provided in non-GAAP tables Capital Ratios Q2-17   Q1-17   Q4-16   Q3-16   "Well Capitalized" Guidelines                     Tangible Equity / Tangible Assets* 9.65%   9.74%   10.01%   10.07%   NA Tangible Common Equity / Tangible Assets* 8.99%   9.08%   9.34%   9.39%   NA Tier 1 Leverage Ratio 9.77%   10.37%   10.46%   10.47%   ≥ 5.00% Tier 1 Risk Based Capital Ratio 10.54%   11.01%   11.61%   11.46%   ≥ 8.00% Total Risk Based Capital Ratio 11.51%   12.13%   12.60%   12.45%   ≥ 10.00%

Build scale: double digit loan growth, capacity within current sales team Leverage expense base: 2:1 operating leverage; low 60’s efficiency ratio by end of 2018 Expand non-interest income Treasury Management Wealth TriNet Net interest margin Improvement in loan/deposit ratio Improvement in deposit mix Asset sensitive balance sheet Effective tax rate (not regulatory driven) Tax strategies ASU-2016-09, Stock Compensation (excess tax benefits) Roadmap to 1.00% ROAA

CapStar is one of 4 banks headquartered in the Nashville MSA with assets between $500MM and $5B. However, CapStar is the only Nashville pure play bank. Franchise Value

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Claire W. Tucker President and Chief Executive Officer CapStar Financial Holdings, Inc. (615) 732-6402 Email: ctucker@capstarbank.com Rob Anderson Chief Financial and Administrative Officer CapStar Financial Holdings, Inc. (615) 732-6470 Email: randerson@capstarbank.com Corporate Headquarters

Appendix: Non-GAAP Tables

  Three Months Ended June 30, Six Months Ended June 30, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2017 2016 2017 2016 2016 2015 2014 2013 2012 2011 PRE-TAX PRE-PROVISION INCOME Pre-Tax Income $ (4,670) $ 3,636 $ (4,385) $ 6,016 $ 13,590 $ 11,029 $ 7,404 $ 10,157 $ 6,230 $ 2,073 Add: Provision for Loan Losses 9,690 183 13,094 1,120 2,829 1,651 3,869 938 3,968 1,897 Pre-Tax Pre-Provision Income 5,020 3,819 8,709 7,136 16,419 12,680 11,273 11,095 10,197 3,970 PRE-TAX PRE-PROVISION RETURN ON AVERAGE ASSETS Total Average Assets $1,393,331 $1,247,077 $1,366,931 $1,214,252 $1,262,763 $1,140,760 $1,064,705 $1,028,709 $ 846,901 $ 612,775 Pre-Tax Pre-Provision Income 5,020 3,819 8,709 7,136 16,419 12,680 11,273 11,095 10,197 3,970 Pre-Tax Pre-Provision Return on Average Assets 1.45% 1.23% 1.29% 1.18% 1.30% 1.11% 1.06% 1.08% 1.20% 0.65% Non-GAAP Financial Measures

  As of June 30, As of December 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 TANGIBLE EQUITY Total Shareholders’ Equity $ 138,031 $ 114,318 $ 139,207 $ 108,586 $ 102,651 $ 96,191 $ 100,477 $ 74,570 Less: Intangible Assets 6,263 6,317 6,290 6,344 6,398 284 317 - Tangible Equity 131,768 108,001 132,918 102,242 96,253 95,907 100,160 74,570 TANGIBLE COMMON EQUITY Tangible Equity $ 131,768 $ 108,001 $ 132,918 $ 102,242 $ 96,253 $ 95,907 $ 100,160 $ 74,570 Less: Preferred Equity 9,000 16,500 9,000 16,500 16,500 16,500 16,500 16,500 Tangible Common Equity 122,768 91,501 123,918 85,742 79,753 79,407 83,660 58,070 TANGIBLE EQUITY TO TANGIBLE ASSETS Tangible Equity $ 131,768 $ 108,001 $ 132,918 $ 102,242 $ 96,253 $ 95,907 $ 100,160 $ 74,570 Total Assets 1,371,626 1,310,418 1,333,675 1,206,800 1,128,395 1,009,485 1,031,755 711,183 Less: Intangible Assets 6,263 6,317 6,290 6,344 6,398 284 317 - Tangible Assets 1,365,364 1,304,101 1,327,385 1,200,456 1,121,997 1,008,425 1,031,437 711,183 Tangible Equity to Tangible Assets 9.65% 8.28% 10.01% 8.52% 8.58% 9.51% 9.71% 10.49% TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS Tangible Common Equity $ 122,768 $ 91,501 $ 123,918 $ 85,742 $ 79,753 $ 79,407 $ 83,660 $ 58,070 Tangible Assets 1,365,364 1,304,101 1,327,385 1,200,456 1,121,997 1,008,425 1,031,437 711,183 Tangible Common Equity to Tangible Assets 8.99% 7.02% 9.34% 7.14% 7.11% 7.87% 8.11% 8.17% Non-GAAP Financial Measures

  Three Months Ended June 30, Six Months Ended June 30, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2017 2016 2017 2016 2016 2015 2014 2013 2012 2011 RETURN ON AVERAGE TANGIBLE EQUITY (ROATE) Total Average Shareholder’s Equity $ 142,787 $ 112,571 $ 142,173 $ 111,695 $ 120,123 $ 106,727  $ 101,030 $ 99,153 $ 88,990 $ 70,625 Less: Average Intangible Assets 6,271 6,324 6,278 6,331 6,318 6,371 6,855 301 1,151 - Average Tangible Equity 136,517 106,247 135,895 105,364 113,805 100,356 94,175 98,852 87,838 70,625 Net Income to Shareholders (3,342) 2,476 (3,010) 4,060 9,097 7,559 4,992 6,408 9,398 2,073 Return on Average Tangible Equity (ROATE) -9.93% 9.37% -4.47% 7.75% 7.99% 7.53% 5.30% 6.48% 10.70% 2.94% RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE) Average Tangible Equity $ 136,517 $ 106,247 $ 135,895 $ 105,364 $ 113,805 $ 100,356 $ 94,175 $ 98,852 $ 87,838 $ 70,625 Less: Preferred Equity 9,000 16,500 9,000 16,500 14,533 16,500 16,500 16,500 16,500 16,500 Average Tangible Common Equity 127,517 89,747 126,895 88,864 99,273 83,856 77,675 82,352 71,338 54,125 Net Income to Shareholders (3,342) 2,476 (3,010) 4,060 9,097 7,559 4,992 6,408 9,398 2,073 Return on Average Tangible Common Equity (ROATCE) -10.63% 11.10% -4.80% 9.19% 9.16% 9.01% 6.43% 7.78% 13.17% 3.83% ADJUSTED SHARES OUTSTANDING AT END OF PERIOD Shares of Common Stock Outstanding 11,235,255 8,683,902 11,235,255 8,683,902 11,204,515 8,577,051 8,471,516 8,353,087 8,705,283 7,142,783 Shares of Preferred Stock Outstanding 878,049 1,609,756 878,049 1,609,756 878,049 1,609,756 1,609,756 1,609,756 1,609,756 1,609,756 Adjusted Shares Outstanding at End of Period 12,113,304 10,293,658 12,113,304 10,293,658 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Non-GAAP Financial Measures

  As of June 30, As of December 31, (Dollars in thousands, except per share information) 2017 2016 2016 2015 2014 2013 2012 2011 BOOK VALUE PER SHARE, ADJUSTED Total Shareholders Equity $ 138,031 $ 114,318 $ 139,207 $ 108,586 $ 102,651 $ 96,191 $ 100,477 $ 74,570 Adjusted Shares Outstanding at End of Period 12,113,304 10,293,658 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Book Value Per Share, Adjusted $11.39 $11.11 $11.52 $10.66 $10.18 $9.65 $9.74 $8.52 TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $ 122,768 $ 91,501 $ 123,918 $ 85,742 $ 79,753 $ 79,407 $ 83,660 $ 58,070 Shares of Common Stock Outstanding 11,235,255 8,683,902 11,204,515 8,577,051 8,471,516 8,353,087 8,705,283 7,142,783 Tangible Book Value Per Share, Reported $10.93 $10.54 $11.06 $10.00 $9.41 $9.51 $9.61 $8.13 TANGIBLE BOOK VALUE PER SHARE, ADJUSTED Tangible Equity $ 131,768 $ 108,001 $132,918 $ 102,242 $ 96,253 $ 95,907 $ 100,160 $ 74,570 Adjusted Shares Outstanding at End of Period 12,113,304 10,293,658 12,082,564 10,186,807 10,081,272 9,962,843 10,315,039 8,752,539 Tangible Book Value Per Share, Adjusted $10.88 $10.49 $11.00 $10.04 $9.55 $9.63 $9.71 $8.52 Non-GAAP Financial Measures